Acquisition	12 Months Ended
Dec. 31, 2015
Acquisition [Abstract]
Acquisition

NOTE 3 – ACQUISITION

On July 1, 2014, the Corporation, Ohio State Bancshares, Inc. (“OSB”) and Rbancshares, Inc. (“Rbancshares”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) pursuant to which the Corporation purchased from OSB all of the issued and outstanding shares of The Ohio State Bank (“The Ohio State Bank”), an Ohio banking corporation and wholly-owned subsidiary of OSB (the “Acquisition”). Immediately following the acquisition, The Ohio State Bank was merged into the Bank.  The Ohio State Bank operated three full-service branches with a main office and one other facility in Marion, Ohio and one branch in Delaware, Ohio.  These offices became branches of the Bank after the acquisition.  The transaction was completed in November, 2014 with assets acquired and deposits assumed being recorded at their estimated fair values as follows:

Cash	$6,628,035
Loans	58,536,569
Securities	6,881,331
Other stock, at cost	685,340
Premises and equipment	3,382,316
Goodwill	1,517,420
Cash surrender value of life insurance	1,837,062
Other intangible assets	964,697
Other real estate owned	52,000
Other assets, including accrued interest receivable	3,003,090
Total assets acquired	$83,487,860

Deposits assumed	$71,096,023
Federal Home Loan Bank borrowings	8,740,666
Junior subordinated deferrable interest debentures	2,438,549
Accrued expenses and other liabilities	1,212,622
Total liabilities assumed	$83,487,860

Consideration paid for the transaction was $1,197,237, which included the repayment of debt of $1,190,856 that was owed by The Ohio State Bank.  Cash acquired at closing is presented above net of the repayment of debt that occurred at closing.  Acquisition-related costs of approximately $935,000 are included in other non-interest operating expenses in the accompanying 2014 consolidated statements of income.  This acquisition is intended to expand the geographical footprint of the Corporation, which will help grow the balance sheet and future earnings.

Cash proceeds from the acquisition were used to repay the Federal Home Loan Bank borrowings that were assumed in the acquisition.

Goodwill of $1,517,420 arising from the acquisition consists largely of synergies and the cost savings expected to result from the combining of operations and is not expected to be deductible for income tax purposes.